SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 19, 1999



                           TOTAL RESEARCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                    0-15692           22-2072212
            --------                    -------           ----------
(State or other jurisdiction        (Commission        (IRS Employer
   of incorporation)                File Number)     Identification No.)



       PRINCETON CORPORATE CENTER
       5 INDEPENDENCE WAY, CN 5305
       PRINCETON, NEW JERSEY                              08543
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (609) 520-9100
                                                     --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     Effective on April 15, 1999, Total Research Corporation (the "Registrant") announced the creation of a wholly-owned subsidiary, The Idea Farm, Inc., to provide promotional services to agribusiness companies.

     The new subsidiary will report to Total Research's newly structured Global Life Sciences Division, formerly known as the Global Health Care Division. The Global Life Sciences Division is devoted to servicing the growing convergence of pharmaceutical, biotechnology, agribusiness, nutraceuticals, and other factors at the Division's larger clients.

 (a)     Exhibits.

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOTAL RESEARCH CORPORATION



Date:  April 19, 1999                By:/s/Richard G. Morrow, Jr.
                                        ----------------------------------------
                                        Richard G. Morrow, Jr.
                                        Vice President, Controller and Secretary



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